                                                                  Exhibit 10.5

                                                                  CONFORMED COPY




                                    FIVE YEAR

                                CREDIT AGREEMENT

                                   dated as of

                                 April 12, 2000


                                      among

                          Nortel Networks Corporation,
                                  as Guarantor,

                              Nortel Networks Inc.,
                                   as Borrower

                             The Banks Party Hereto,

                                    including

                               ABN AMRO Bank N.V.,
                              Bank of America, N.A.
                                       and
                                 Citibank N.A.,
                            as Co-Syndication Agents,

                                       and

                   Morgan Guaranty Trust Company of New York,
                             as Administrative Agent
                   ------------------------------------------

                                   Arranged by

                          J.P. Morgan Securities Inc.,
                              as Sole Lead Arranger
                                 and Bookrunner

ARTICLE 1
  DEFINITIONS
  SECTION 1.01.  Definitions...................................................1
  SECTION 1.02.  Accounting Terms and Determinations..........................10
  SECTION 1.03.  Types of Borrowings..........................................10

ARTICLE 2
  THE CREDITS
  SECTION 2.01.  Commitments to Lend..........................................11
  SECTION 2.02.  Notice of Committed Borrowing................................12
  SECTION 2.03.  Money Market Borrowings......................................12
  SECTION 2.04.  Notice to Banks; Funding of Loans............................16
  SECTION 2.05.  Notes........................................................18
  SECTION 2.06.  Maturity of Loans............................................18
  SECTION 2.07.  Interest Rates...............................................18
  SECTION 2.08.  Fees.........................................................21
  SECTION 2.09.  Optional Termination or Reduction of Commitments.............21
  SECTION 2.10.  Method of Electing Interest Rates............................21
  SECTION 2.11.  Optional Prepayments.........................................22
  SECTION 2.12.  General Provisions as to Payments............................23
  SECTION 2.13.  Funding Losses...............................................23
  SECTION 2.14.  Computation of Interest and Fees.............................24
  SECTION 2.15.  Judgment Currency............................................24

ARTICLE 3
  CONDITIONS
  SECTION 3.01.  Closing......................................................25
  SECTION 3.02.  Borrowings...................................................25

ARTICLE 4
  REPRESENTATIONS AND WARRANTIES
  SECTION 4.01.  Corporate Existence and Power................................26
  SECTION 4.02.  Corporate and Governmental Authorization; No
           Contravention......................................................26
  SECTION 4.03.  Binding Effect...............................................27
  SECTION 4.04.  Financial Information........................................27
  SECTION 4.05.  Litigation...................................................27

ARTICLE 5
  COVENANTS
  SECTION 5.01.  Information..................................................28
  SECTION 5.02.  Conduct of Business and Maintenance of Existence; Merger
           and Sales of Assets................................................29
  SECTION 5.03.  Use of Proceeds..............................................30
  SECTION 5.04.  Negative Pledge..............................................30
  SECTION 5.05.  Minimum Consolidated Tangible Net Worth......................32

ARTICLE 6
  DEFAULTS
  SECTION 6.01.  Events of Default............................................32
  SECTION 6.02.  Notice of Default............................................34

ARTICLE 7
  THE AGENT AND THE CO-SYNDICATION AGENTS
  SECTION 7.01.  Appointment and Authorization................................34
  SECTION 7.02.  Agent and Affiliates.........................................34
  SECTION 7.03.  Action by Agent..............................................34
  SECTION 7.04.  Consultation with Experts....................................34
  SECTION 7.05.  Liability of Agent...........................................34
  SECTION 7.06.  Indemnification..............................................35
  SECTION 7.07.  Credit Decision..............................................35
  SECTION 7.08.  Successor Agent..............................................35
  SECTION 7.09.  Agent's Fee..................................................36
  SECTION 7.10.  Co-Syndication Agents........................................36

ARTICLE 8
  CHANGE IN CIRCUMSTANCES
  SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair.....36
  SECTION 8.02.  Illegality...................................................37
  SECTION 8.03.  Increased Cost and Reduced Return............................37
  SECTION 8.04.  Taxes........................................................39
  SECTION 8.05.  Base Rate Loans Substituted for Affected Euro-Dollar Loans...41
  SECTION 8.06.  Substitution of Bank.........................................41

ARTICLE 9
  GUARANTY
  SECTION 9.01.  The Guaranty.................................................42
  SECTION 9.02.  Guaranty Unconditional.......................................42
  SECTION 9.03.  Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances...........................................43
  SECTION 9.04.  Waiver by the Company........................................43
  SECTION 9.05.  Subrogation..................................................43
  SECTION 9.06.  Stay of Acceleration.........................................43

ARTICLE 10
  MISCELLANEOUS
  SECTION 10.01.  Notices.....................................................44
  SECTION 10.02.  No Waivers..................................................44
  SECTION 10.03.  Expenses; Indemnification...................................44
  SECTION 10.04.  Sharing of Set-offs.........................................45
  SECTION 10.05.  Amendments and Waivers......................................45
  SECTION 10.06.  Successors and Assigns......................................46
  SECTION 10.07.  Collateral..................................................47
  SECTION 10.08.  Governing Law; Submission to Jurisdiction...................47
  SECTION 10.09.  Counterparts; Integration; Effectiveness....................48
  SECTION 10.10.  WAIVER OF JURY TRIAL........................................48
  SECTION 10.11.  Confidentiality.............................................48
  SECTION 10.12.  Termination of Existing Credit Agreements...................48

EXHIBIT A     -   Note

EXHIBIT B     -   Money Market Quote Request

EXHIBIT C     -   Invitation for Money Market Quotes

EXHIBIT D     -   Money Market Quote

EXHIBIT E     -   Opinion of Counsel for the Company

EXHIBIT F     -   Opinion of Counsel for the Borrower

EXHIBIT G     -   Opinion of Special Counsel for the Administrative Agent

EXHIBIT H     -   Assignment and Assumption Agreement

EXHIBIT I     -   Extension Agreement

         AGREEMENT dated as of April 12, 2000 among NORTEL NETWORKS CORPORATION, as Guarantor, NORTEL NETWORKS, INC., as Borrower, the BANKS party hereto, ABN AMRO Bank N.V., Bank of America, N.A. and Citibank N.A., as Co-Syndication Agents, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.

         The parties hereto agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

         "Absolute Rate Auction" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

         "Adjusted London Interbank Offered Rate" has the meaning set forth in
Section 2.07(b).

         "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Company) duly completed by such Bank.

         "Affiliate" means, as to any Person, (i) any other Person (a "Controlling Person") that directly, or indirectly through one or more intermediaries, controls such Person or (ii) any Person (other than such Person and its Subsidiaries) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agent" means Morgan Guaranty Trust Company of New York in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

         "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

         "Assignee" has the meaning set forth in Section 10.06(c).

         "Attributable Debt" in respect of a Financing Lease means the present value of the obligations of the lessee thereunder for rental payments during the remaining term of such lease.

         "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 10.06(c), and their respective successors.

         "Base Rate" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

         "Base Rate Loan" means a Committed Loan to be made by a Bank as a Base Rate Loan in accordance with the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or pursuant to Article 8.

         "Borrower" means Nortel Networks Inc., a Delaware corporation, and its successors.

         "Borrowing" has the meaning set forth in Section 1.03.

         "Change of Control" means (x) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) (other than, prior to implementation of the Plan of Arrangement, BCE, Inc. and its Affiliates (taken as a group) and, after implementation of the Plan of Arrangement, Holdco) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said
Act) of 40% or more of the outstanding shares of common stock of the Relevant Entity or (y) during any period of twelve consecutive calendar months ending before or beginning after implementation of the Plan of Arrangement, individuals who were directors of the Relevant Entity on the first day of such period (or who were nominated for election or appointed by such directors as a director of the Relevant Entity) shall cease to constitute a majority of the Relevant Entity's board of directors.

         For purposes of this definition, "Plan of Arrangement" means the plan whereby BCE, Inc. shall distribute indirectly an approximately 36% ownership interest in the Company to the shareholders of BCE, Inc. in the form of common shares of Holdco; "Holdco" means the new publicly traded Canadian corporation which will own all of the common shares of the Company and any successor thereto; and "Relevant Entity" means (i) before implementation of the Plan of Arrangement, the Company, and (ii) after implementation of the Plan of Arrangement, each of the Company and Holdco.

         "Closing Date" means the date on or after the Effective Date on which the Agent shall have received the documents specified in or pursuant to Section 3.01.

         "Co-Syndication Agents" means ABN AMRO Bank N.V., Bank of
America, N.A. and Citibank N.A., in their capacity as co-syndication agents.

         "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.09.

         "Committed Loan" means a loan made by a Bank pursuant to Section 2.01; provided that if any such loan or loans are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

         "Company" means Nortel Networks Corporation, a Canadian corporation, and its successors.

         "Company's 1999 Form 10-K" means the Company's annual report on Form 10-K for 1999, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

         "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date.

         "Consolidated Net Tangible Assets" means the total amount of assets after deducting therefrom (i) all current liabilities, and (ii) all goodwill, tradenames, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as shown in the most recent annual or quarterly consolidated balance sheet of the Company (which may be contained in the Company's then most recent annual or quarterly report on Form 10-K or Form 10-Q, as applicable, as filed with the Securities and Exchange Commission); assets shall include an amount equal to the Attributable Debt in respect of those Financing Leases not capitalized on such balance sheet.

         "Consolidated Tangible Net Worth" means at any date the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries less their consolidated Intangible Assets, all determined as of such date. For purposes of this definition, "Intangible Assets" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of goodwill, patents, trademarks, service marks, tradenames, copyrights and other intangible assets.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "dollars" and the sign "$" means lawful money of the United States.

         "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are required or authorized by law to close.

         "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Company and the Agent.

         "Effective Date" means the date this Agreement becomes effective in accordance with Section 10.09.

         "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

         "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Company and the Agent.

         "Euro-Dollar Loan" means a Committed Loan to be made by a Bank as a Euro-Dollar Loan in accordance with the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

         "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

         "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.07(b).

         "Event of Default" has the meaning set forth in Section 6.01.

         "Executive Officer" means any of the Chairman of the Board of Directors, the President and Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Assistant Treasurer or the Controller of the Company or the Borrower.

         "Existing Credit Agreements" means the Credit Agreements dated as of April 26, 1995, as amended, among the Borrower, the Company, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Agent.

         "Financing Leases" means sale and leaseback transactions, except for:
(i) temporary leases for a term, including any renewal thereof, of not more than three years; (ii) leases between the Company and the Borrower or between the Borrower and the Company; and (iii) leases for properties executed within one year of the latest of acquisition, completion of construction and commencement of commercial operation thereof.

         "Fixed Rate Loans" means Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01) or both.

         "Funded Debt" means any indebtedness for borrowed money, whether of the Company or of a third person.

         "Group of Loans" means at any time a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time or (ii) all Committed Loans which are Euro-Dollar Loans having the same Interest Period at such time; provided that if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Section 8.02 or 8.05, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

         "Indemnitee" has the meaning set forth in Section 10.03(b).

         "Interest Period" means: (1) with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice; provided that:

         (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

         (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

         (c) any Interest Period beginning prior to the Termination Date which would otherwise end after the Termination Date shall end on the Termination Date.

(2) with respect to each Money Market LIBOR Loan, the period commencing on the date of such borrowing specified in the applicable Notice of Borrowing and ending such whole number of months thereafter as the Borrower may elect in accordance with Section 2.03; provided that:

         (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

         (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

         (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

(3) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not less than 14 days) as the Borrower may elect in accordance with Section 2.03; provided that:

         (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

         (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

         "LIBOR Auction" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.03.

         "Loan" means a Base Rate Loan, a Euro-Dollar Loan or a Money Market Loan and "Loans" means Base Rate Loans, Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

         "London Interbank Offered Rate" has the meaning set forth in Section 2.07(b).

         "Material Subsidiary" means any Subsidiary (x) the consolidated revenues of which equal or exceed 10% of the revenues of the Company and its Consolidated Subsidiaries on a consolidated basis or (y) the consolidated assets of which equal or exceed 10% of the assets of the Company and its Consolidated Subsidiaries on a consolidated basis, in each case as contained in the most recent annual report on Form 10-K, as filed with the Securities and Exchange Commission.

         "Money Market Absolute Rate" has the meaning set forth in Section 2.03(d)(ii)(D).

         "Money Market Absolute Rate Loan" means a loan to be made by a Bank pursuant to an Absolute Rate Auction.

         "Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Company and the Agent; provided that any Bank may from time to time by notice to the Company and the Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

         "Money Market LIBOR Loan" means a loan to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 8.01).

         "Money Market Loan" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

         "Money Market Margin" has the meaning set forth in Section 2.03(d)(ii)(C).

         "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

         "Mortgage" means and includes any mortgage, hypothec, pledge, lien, security interest, privilege, floating charge, conditional sale or other title retention agreement or other similar encumbrance securing indebtedness for borrowed money.

         "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans made to it, and "Note" means any one of such promissory notes issued hereunder.

         "Notice of Borrowing" means a Notice of Committed Borrowing (as defined in Section 2.02) or a Notice of Money Market Borrowing (as defined in Section 2.03(f)).

         "Notice of Interest Rate Election" has the meaning set forth in Section 2.10(a).

         "Parent" means, with respect to any Bank, any Person controlling such Bank.

         "Participant" has the meaning set forth in Section 10.06(b).

         "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Pricing Schedule" means the schedule attached hereto identified as such.

         "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

         "Purchase Money Mortgage" means a mortgage on property existing at the time of acquisition thereof by the Company or the Borrower; any mortgage on any property acquired, constructed or improved by the Company or the Borrower incurred after the Effective Date which is created or assumed contemporaneously with, or within 180 days after, such acquisition, or completion of such construction or improvement, to secure or provide for the payment of the purchase price thereof or the cost of construction or improvement thereon incurred after the Effective Date (including the cost of any underlying real property); provided, however, that in the case of any such acquisition, construction or improvement, the Mortgage shall not apply to any property previously owned by the Company or the Borrower, other than, in the case of any such construction or improvement, any real property, theretofore substantially unimproved for the purposes of the Company or the Borrower, on which the property so constructed, or the improvement, is located and other than any machinery or equipment installed at any time so as to constitute immovable property or a fixture on the real property on which the property so constructed, or the improvement, is located.

         "Reference Banks" means the principal London offices of Citibank, N.A., Bank of America, N.A., and Morgan Guaranty Trust Company of New York, and "Reference Bank" means any one of such Reference Banks.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Required Banks" means at any time Banks having at least 51% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the Loans.

         "Required Banks (80%)" means at any time Banks having at least 80% of the aggregate amount of the Commitments or, in the case of Section 7.08, if the Commitments shall have been terminated, holding Notes evidencing at least 80% of the aggregate unpaid principal amount of the Loans.

         "Revolving Credit Period" means, with respect to any Bank, the period from and including the Closing Date to but excluding the Termination Date of such Bank.

         "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

         "Termination Date" means, with respect to any Bank, April 15, 2005 or such later date to which the Termination Date of such Bank shall have been extended pursuant to Section 2.01(b), or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Euro-Dollar Business Day.

         "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

         SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time in the United States, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Company notifies the Agent that the Company wishes to amend any covenant in Article 5 to eliminate the effect of any change in such generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Company that the Required Banks wish to amend Article 5 for such purpose), then the Company's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect in the United States immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Banks.

         SECTION 1.03. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article 2 on a single date, all of which Loans are of the same type (subject to Article 8) and, except in the case of Base Rate Loans, have the same Interest Period or initial Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Fixed Rate Borrowing" is a Euro-Dollar Borrowing or a Money Market Borrowing (excluding any such Borrowing consisting of Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01), and a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section 2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith).



                                    ARTICLE 2
                                   THE CREDITS

         SECTION 2.01. Commitments to Lend. (a) Revolving Loans. During the Revolving Credit Period, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this subsection (a) from time to time in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding shall not exceed the amount of its Commitment. Each Borrowing under this subsection (a) shall be in an aggregate principal amount of $25,000,000 or any larger multiple of $5,000,000 (except that any such Borrowing may be in the aggregate amount available subject to Section 3.02(c)), and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this subsection (a), repay or, to the extent permitted by Section 2.11, prepay Loans and reborrow at any time during the Revolving Credit Period under this subsection (a). The Commitments shall terminate at the close of business on the Termination Date.

          (b) Extension of Termination Date. The Termination Date may be extended, in the manner set forth in this subsection 2.01(b), on each of April 15, 2005 and the first anniversary of such date (an "Extension Date") for a period of one year after the date on which the Termination Date would otherwise have expired. If the Borrower wishes to request an extension of the Termination Date on any Extension Date, it shall give written notice to that effect to the Agent not less than 60 nor more than 90 days prior to such Extension Date, whereupon the Agent shall notify each of the Banks of such notice. Each Bank will use its best efforts to respond to such request, whether affirmatively or negatively, within 30 days. If the Required Banks (80%) respond affirmatively, then, subject to receipt by the Agent prior to such Extension Date of counterparts of an Extension Agreement in substantially the form of Exhibit I duly completed and signed by all of the parties hereto (other than any Bank that has not responded affirmatively to such request), the Termination Date shall be extended, effective on such Extension Date, for a period of one year to the date stated in such Extension Agreement (except that the Commitment of any Bank that is not a party to such Extension Agreement shall terminate in its entirety on such Extension Date, and thereafter such Bank shall cease to be a "Bank" party to this Agreement; provided that the provisions of Sections 8.03 (but only with respect to compensation claimed no later than 180 days after such Extension
Date), 8.04 and 10.03 shall continue to inure to the benefit of such Bank).

         SECTION 2.02. Notice of Committed Borrowing. The Borrower shall give the Agent notice (a "Notice of Committed Borrowing") not later than (x) 10:45 A.M. (New York City time) on the date of each Base Rate Borrowing and (y) 1:00 P.M. (New York City time) on the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

               (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

               (ii) the aggregate amount of such Borrowing;

               (iii) whether the Loans comprising such Borrowing bear interest initially at the Base Rate or at a Euro-Dollar Rate; and

               (iv) in the case of a Euro-Dollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

Notwithstanding the foregoing, no more than eleven Euro-Dollar Borrowings shall be outstanding at any one time, and any Borrowing which would exceed such limitation shall be made as a Base Rate Borrowing.

         SECTION 2.03. Money Market Borrowings. (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01(a), the Borrower may, as set forth in this Section, request the Banks during the Revolving Credit

Period to make offers to make Money Market Loans to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section. The making of a Money Market Loan by a Bank shall not affect its or any other Bank's obligation to make Committed Loans pursuant to Section 2.01.

          (b) Money Market Quote Request. When the Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit B hereto so as to be received not later than 10:30 A.M. (New York City time) on (x) the fourth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

               (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

               (ii) the aggregate amount of such Borrowing, which shall be $25,000,000 or a larger multiple of $5,000,000,

               (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

               (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within two Euro-Dollar Business Days (or such other number of days as the Borrower and the Agent may agree) of any other Money Market Quote Request.

          (c) Invitation for Money Market Quotes. Promptly upon (and in any event not later than 12:00 Noon (New York City time) on the date of) receipt of a Money Market Quote Request submitted in accordance with subsection (b), the Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit C hereto, which shall constitute an invitation by the Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

          (d) Submission and Contents of Money Market Quotes. (i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 10.01 not later than (x) 10:00 A.M. (New York City time) on the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 9:30 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Agent (or any affiliate of the Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) one hour prior to the deadline for the other Banks, in the case of a LIBOR Auction or (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction. Subject to Articles 3 and 6, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

               (ii) Each Money Market Quote shall be in substantially the form of Exhibit D hereto and shall in any case specify:

                    (A) the proposed date of Borrowing,

                    (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $1,000,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

                    (C) in the case of a LIBOR Auction, the margin above or
               below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

                    (D) in the case of an Absolute Rate Auction, the rate of
               interest per annum (specified to the nearest 1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

                    (E) the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

               (iii) Any Money Market Quote shall be disregarded if it:

                    (A) is not substantially in conformity with Exhibit D hereto or does not specify all of the information required by subsection
               (d)(ii);

                    (B) contains qualifying, conditional or similar language;

                    (C) proposes terms other than or in addition to those set
               forth in the applicable Invitation for Money Market Quotes; or

                    (D) arrives after the time set forth in subsection (d)(i).

          (e) Notice to Borrower. The Agent shall promptly (x) and in any event not later than 10:45 A.M. (New York City time), in the case of a LIBOR Auction, or 10:00 A.M. (New York City time), in the case of an Absolute Rate Auction, on the date of receipt notify the Borrower of the terms of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and (y) notify the Borrower of the terms of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

          (f) Acceptance and Notice by Borrower. Not later than (x) 11:30 A.M. (New York City time) on the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 10:45 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

               (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

               (ii) the principal amount of each Money Market Borrowing must be $25,000,000 or a larger multiple of $5,000,000;

               (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be; and

               (iv) the Borrower may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

          (g) Allocation by Agent. If offers are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in multiples of $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

         SECTION 2.04. Notice to Banks; Funding of Loans. (a) Promptly upon (and in any event not later than (w) 12:00 Noon (New York City time), in the case of a LIBOR Auction, (x) 11:15 A.M. (New York City time), in the case of an Absolute Rate Auction, (y) 11:30 A.M. (New York City time), in the case of a Base Rate Borrowing, and (z) 2:30 P.M. (New York City time), in the case of a Euro-Dollar Borrowing, in each case on the date of) receipt of a Notice of Borrowing submitted in accordance with the terms of this Agreement, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and (except as provided in Section 8.01) such Notice of Borrowing shall not thereafter be revocable by the Borrower.

          (b) Not later than 12:30 P.M. (New York City time) on the date of each Borrowing, each Bank participating therein shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 10.01. Unless the Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Agent will make the funds so received not later than 12:30 P.M. (New York City time) from the Banks available to the Borrower at the Agent's aforesaid address not later than 1:30 P.M. (New York City time) on the day of receipt.

          (c) If any Bank makes a new Loan hereunder to the Borrower on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed by the Borrower and the amount being repaid shall be made available by such Bank to the Agent as provided in subsection (b) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.12, as the case may be.

          (d) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing (or, in the case of a Base Rate Borrowing, prior to 12:00 Noon (New York City time) on the date of such Borrowing) that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsections (b) and (c) of this Section and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent promptly on demand (and in any event within three Euro-Dollar Business Days) such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, a rate per annum equal to the interest rate applicable thereto pursuant to Section 2.07 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

         SECTION 2.05. Notes. (a) The Loans of each Bank to the Borrower shall be evidenced by a single Note of the Borrower payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans to the Borrower.

          (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type to the Borrower be evidenced by a separate Note of the Borrower in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

          (c) Upon receipt of each Bank's Note pursuant to Section 3.01(a), the Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it to the Borrower and the date and amount of each payment of principal made with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan to the Borrower then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

         SECTION 2.06. Maturity of Loans. Each Loan included in any Borrowing made pursuant to Section 2.01(a) shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the Termination Date. Each Loan included in any Borrowing made pursuant to Section
2.03 shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

         SECTION 2.07. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on the last day of each quarter and, with respect to the principal amount of any Base Rate Loan converted to a Euro-Dollar Loan, on the date of such conversion. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

          (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

         The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

         The "London Interbank Offered Rate" applicable to any Interest Period means the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days prior to commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such

Interest Period. In the event that such rate is not available at such time for any reason, the "London Interbank Offered Rate" applicable to such Interest Period shall be the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Reference Banks by leading banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

         "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

          (c) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Euro-Dollar Margin for such day plus the higher of (i) the Adjusted London Interbank Offered Rate applicable to the Interest Period for such Loan and (ii) the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Reference Banks are offered to such Reference Bank by leading banks in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause
(a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day).

          (d) Subject to Section 8.01, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(b) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Base Rate for such day.

          (e) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (f) Each Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

         SECTION 2.08. Fees. (a) The Borrower shall pay to the Agent for the account of the Banks ratably a facility fee at the Facility Fee Rate (determined daily in accordance with and as defined in the Pricing Schedule). Such facility fee shall accrue (i) from and including the Closing Date to but excluding the date of termination of the Commitments in their entirety, on the daily aggregate amount of the Commitments (whether used or unused) and (ii) from and including such date of termination to but excluding the date the Loans shall be repaid in their entirety, on the daily aggregate outstanding principal amount of the Loans.

          (b) Accrued fees under this Section shall be payable quarterly in arrears on each March 31, June 30, September 30, December 31 and on the date of termination of the Commitment of each Bank in its entirety (and, if later, the date the Loans of such Bank shall be repaid in their entirety).

         SECTION 2.09. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days' notice to the Agent, (i) terminate the Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $25,000,000 or a larger multiple of $5,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

         SECTION 2.10. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8) , as follows: (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro- Dollar Business Day, or (ii) if such Loans are Euro-Dollar Loans, the Company may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans. Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Agent at least three Euro-Dollar Business Days before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $25,000,000 or any larger multiple of $5,000,000.

          (b) Each Notice of Interest Rate Election shall specify: (i) the Group of Loans (or portion thereof) to which such notice applies; (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above; (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if such new Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period. Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

          (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Agent for any Group of Euro-Dollar Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

         SECTION 2.11. Optional Prepayments. (a) Subject in the case of any Euro-Dollar Borrowing to Section 2.13, the Borrower may, upon at least one Domestic Business Day's notice to the Agent, prepay the Group of Base Rate Loans (or any Money Market Borrowing bearing interest at the Base Rate, pursuant to Section 8.01) or upon at least three Euro-Dollar Business Days' notice to the Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $5,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing.

          (b) Except as provided in subsection (a) above or Section 8.02, the Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.

          (c) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

         SECTION 2.12. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 10.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due from the Borrower to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

         SECTION 2.13. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan (pursuant to Article 2, 6 or 8 (other than Section 8.02) or otherwise) on any day other than the last day of the Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.07(c), or if the Borrower fails to borrow or prepay any Fixed Rate Loans after notice has been given to any Bank in accordance with
Section 2.04(a) or 2.11(a) (except as a result of (x) a default by the Agent or any Bank in observing the terms of this Agreement or (y) an election not to borrow pursuant to Section 8.01), the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense directly incurred by it, including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding consequential damages and loss of margin for the period after any such payment or failure to borrow or prepay, provided that such Bank (x) shall have delivered to the Borrower a certificate as to the amount of such loss or expense, and (y) shall use all reasonable efforts to mitigate the amount payable by the Borrower under this
Section 2.13.

         SECTION 2.14. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

         SECTION 2.15. Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due from the Borrower or the Company hereunder or under any of the Notes in dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase dollars with such other currency at the Agent's New York office on the Domestic Business Day preceding that on which final judgment is given. The obligations of the Borrower or the Company, as the case may be, in respect of any sum due to any Bank or the Agent hereunder or under any Note shall, notwithstanding any judgment in a currency other than dollars, be discharged only to the extent that on the Domestic Business Day following receipt by such Bank or the Agent (as the case may be) of any sum adjudged to be so due in such other currency such Bank or the Agent (as the case may be) may in accordance with normal banking procedures purchase dollars with such other currency; if the amount of dollars so purchased is less than the sum originally due to such Bank or the Agent, as the case may be, in dollars, each of the Borrower and the Company agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Bank or the Agent, as the case may be, against such loss, and if the amount of dollars so purchased exceeds (a) the sum originally due to any Bank or the Agent, as the case may be, and (b) any amounts shared with other Banks as a result of allocations of such excess as a disproportionate payment to such Bank under Section 10.04, such Bank or the Agent, as the case may be, agrees to remit such excess to the Borrower or the Company, as applicable.


                                    ARTICLE 3
                                   CONDITIONS

         SECTION 3.01. Closing. The closing hereunder shall occur upon receipt by the Agent of the following documents, each dated the Closing Date unless otherwise indicated:

          (a) a duly executed Note of the Borrower for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.05;

          (b) an opinion of Nicholas J. DeRoma, Chief Legal Officer of the Company, substantially in the form of Exhibit E hereto, and an opinion of Roger
A. Schecter, Vice President, Law, Mergers & Acquisitions of the Borrower, substantially in the form of Exhibit F hereto;

          (c) an opinion of Davis Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit G hereto;

          (d) a certificate, signed by the Chief Financial Officer or the Controller of the Company, in form and substance satisfactory to the Agent stating that since December 31, 1999 there has been no material adverse change in the business, financial position, results of operations or prospects of the Company and its Consolidated Subsidiaries, considered as a whole; and

          (e) all documents the Agent may reasonably request relating to the existence of the Company and the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

The Agent shall promptly notify the Company, the Borrower and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

         SECTION 3.02. Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

          (a) the fact that the Closing Date shall have occurred on or prior to April 12, 2000;

          (b) receipt by the Agent of a Notice of Borrowing as required by
Section 2.02 or 2.03, as the case may be;

          (c) the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Committed Loans will not exceed the aggregate amount of the Commitments;

          (d) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

          (e) the fact that the representations and warranties of the Company and the Borrower contained in this Agreement shall be true on and as of the date of such Borrowing; and

          (f) in the case of any Borrowing which would violate any limitation imposed by the board of directors of the Company or the Borrower in effect on the date hereof on the principal amount of any financing or the outstanding principal amount of any financings of the Company or the Borrower, as the case may be, receipt by the Agent of a copy, certified by an appropriate officer of the Company or the Borrower, as the case may be, of the resolutions of the board of directors of such Person pursuant to which such Borrowing is authorized.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses
(c), (d) and (e) of this Section.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

         Each of the Company and the Borrower represents and warrants that:

         SECTION 4.01. Corporate Existence and Power. Each of the Company and the Borrower is a corporation duly incorporated and validly existing (and, in the case of the Borrower, in good standing) under the laws of the jurisdiction of its incorporation, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, the absence of which would have a material adverse effect on the ability of the Company and the Borrower, taken together, to perform their obligations under this Agreement.

         SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by each of the Company and the Borrower of this Agreement and by the Borrower of its Notes (i) are within such Person's corporate powers and have been duly authorized by all necessary corporate action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official and (iii) do not contravene any provision of applicable law or regulation or any provision of the certificate of incorporation or by-laws of such Person or any contractual restriction, order, decree or other instrument binding upon such Person or any of its Subsidiaries, except, in the case of clauses (ii) and (iii) above, any such action, filing or contravention which would not have a material adverse effect on the ability of the Company and the Borrower, taken together, to perform their obligations under this Agreement.

         SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of each of the Company and the Borrower and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, by general principles of equity (it being understood that the enforceability thereof in

Canada may be limited by the Currency Act (Canada), which precludes Canadian courts from awarding a judgment for an amount expressed in a currency other than Canadian dollars, and to the extent that any requirement to pay interest at a greater rate after than before default may not be enforceable in Canada if the same is construed by a Canadian court to constitute a penalty).

         SECTION 4.04. Financial Information. The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of December 31, 1999 and the related consolidated statements of operations, cash flows and retained earnings for the fiscal year then ended, reported on by Deloitte & Touche LLP and set forth in the Company's 1999 Form 10-K, fairly present, in conformity with Canadian generally accepted accounting principles, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

         SECTION 4.05. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could have a material adverse effect on the ability of the Company or the Borrower, taken together, to perform their obligations under this Agreement, or which in any manner draws into question the validity of this Agreement or the Notes.

                                    ARTICLE 5
                                    COVENANTS

         The Company agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

         SECTION 5.01.  Information.  The Company will deliver to each of the
Banks:

          (a) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, the Company's annual report on Form 10-K as filed with the Securities and Exchange Commission, including a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, cash flows and retained earnings for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by Deloitte & Touche LLP or other independent public accountants of nationally recognized standing;

          (b) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Company, the Company's quarterly report on Form 10-Q as filed with the Securities and Exchange Commission, including a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of operations, cash flows and retained earnings for such quarter and for the portion of the Company's fiscal year ended at the end of such quarter, setting forth in the case of such statements of operations, cash flows and retained earnings, in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous fiscal year;

          (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a copy of a certificate of the Treasurer of the Company (with the original of such certificate delivered to the Agent) stating whether to the best of such Person's knowledge, after having conducted a reasonable investigation, any Default exists on the date of such certificate and, if any Default then exists, setting forth reasonable details thereof;

          (d) within five days after any Executive Officer of the Company or the Borrower obtains knowledge of any Default, if such Default is then continuing, notice of such Default;

          (e) promptly after the mailing thereof to the shareholders of the Company generally, copies of all other reports and proxy statements so mailed;

          (f) promptly after the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Form 8-K (or its equivalent) which the Company shall have filed with the Securities and Exchange Commission; and

          (g) from time to time such additional information regarding the financial position or business of the Company and its Subsidiaries as any Bank may reasonably request through the Agent as being desirable to enable such Bank to protect its rights under this Agreement; provided that neither the Company nor the Borrower shall be under any obligation to supply any information the supply of which would be contrary to any confidentiality obligation binding on the Company or the Borrower or any of their respective Subsidiaries or which, in the Company's opinion, is unpublished price sensitive information or the supply of which would, in the Company's opinion, be contrary to any applicable securities laws or the regulations of any relevant stock exchange.

         SECTION 5.02. Conduct of Business and Maintenance of Existence; Merger and Sales of Assets. (a) The Company will continue, and will cause each Material Subsidiary to continue, to engage in business of the same general type as now conducted by the Company and its Material Subsidiaries, and will preserve, renew and keep in full force and effect, and will cause each Material Subsidiary to preserve, renew and keep in full force and effect, their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this subsection (a) shall prohibit (i) the amalgamation, merger or consolidation of a Material Subsidiary with or into the Borrower or the amalgamation, merger or consolidation of a Material Subsidiary with or into another Person if the corporation surviving such amalgamation, merger or consolidation is a Material Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing or (ii) the termination of the corporate existence of any Material Subsidiary, or any change in, or termination of, the business of any Material Subsidiary, or any disposition of the Company's interest in any Material Subsidiary in whole or in part (including by way of amalgamation, merger or consolidation), if the Company in good faith determines that such termination, change or disposition is in the best interest of the Company and would not materially and adversely affect the ability of the Company and the Borrower, taken together, to perform their obligations under this Agreement.

          (b) The Company will not (i) amalgamate, consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any other Person, unless:

                  (x) the corporation formed by such amalgamation or consolidation or into which the Company is merged (in each case, if other than the Company) or the Person that acquires substantially all of the assets of the Company is a corporation organized under the laws of Canada or the United States that expressly assumes, by an unconditional written instrument executed and delivered to the Agent and the Banks, the due and punctual performance of all of the Company's obligations hereunder; and

                  (y) after giving effect to such amalgamation, consolidation, merger, sale, lease or other transfer and to the assumption referred to in clause (x) above, if applicable, no Default has occurred and is continuing.

         SECTION 5.03. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrower for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

         SECTION 5.04. Negative Pledge. (a) Subject to the following exceptions, the Company will not, and will not permit the Borrower, to issue, assume or guarantee any Funded Debt secured by, and will not secure any Funded Debt by, a Mortgage upon any property of the Company or the Borrower (whether now owned or hereafter acquired) without in any such case effectively providing concurrently therewith that the Loans shall be secured equally and ratably with such Funded Debt; provided, however, that the foregoing restrictions shall not apply to Funded Debt secured by:

         (i)   Purchase Money Mortgages;

         (ii) Mortgages on property of a corporation existing at the time such corporation is liquidated or merged into, or amalgamated or consolidated with, the Company or the Borrower or at the time of a sale, lease or other disposition to the Company or the Borrower of the properties of a corporation as, or substantially as, an entirety;

         (iii) Mortgages to secure indebtedness of the Borrower to the Company or to secure indebtedness of the Company to the Borrower;

         (iv) Mortgages in favor of the United States, Canada or any Province thereof, or any department, agency or instrumentality or political subdivision thereof, or in favor of any other country or political subdivision, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing or refinancing all or any part of the purchase price of the property, shares of capital stock or indebtedness subject to such Mortgages, or the cost of constructing or improving the property subject to such Mortgages (including, without limitation, Mortgages incurred in connection with pollution control, industrial revenue or similar financings); and

         (v) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Mortgage existing at the Effective Date or any Mortgage referred to in the foregoing clauses (i) through (iv), inclusive, provided, however, that the principal amount of the Funded Debt secured thereby shall not exceed the principal amount of the Funded Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or part of the property (plus improvements and construction on such property) or indebtedness that was subject to the Mortgage so extended, renewed or replaced.

          (b) Notwithstanding the foregoing, the Company or the Borrower may issue, assume or guarantee Funded Debt secured by a Mortgage upon any property of the Company or the Borrower that would otherwise be subject to the foregoing restrictions, and may carry out any other transactions which would otherwise be subject to the foregoing restrictions, provided the aggregate amount of all (1) such Funded Debt and (2) Attributable Debt in respect of all Financing Leases entered into on or after the Effective Date would not, after giving effect thereto, exceed 15% of the Company's Consolidated Net Tangible Assets.

          (c) The Company will not, and will not permit the Borrower to, enter into any Financing Leases covering any property of the Borrower or the Company unless: (1) immediately thereafter the sum of (i) the Attributable Debt in respect of all Financing Leases entered into on or after the Effective Date and
(ii) the aggregate amount of all Funded Debt secured by a Mortgage (exclusive of any secured Funded Debt permitted by clauses (i) through (v) of subsection (a) of this Section 5.04) does not exceed 15% of the Company's Consolidated Net Tangible Assets; (2) the Company or the Borrower would (at the time of entering into such arrangement) be entitled, pursuant to clauses (i) to (v) of subsection
(a) of this Section 5.04, without equally and ratably securing the Loans, to issue, assume or guarantee indebtedness secured by a Mortgage on such property; or (3) the Company or the Borrower shall apply, within 360 days of the effective date of any such arrangement, an amount equal to the Attributable Debt in respect of such Financing Leases to the prepayment or retirement of indebtedness incurred or assumed by the Company or the Borrower (other than indebtedness owned by the Company or the Borrower) which by its terms matures at or is extendible or renewable at the option of the obligor to a date more than 12 months after the date of the creation of such indebtedness.

         SECTION 5.05. Minimum Consolidated Tangible Net Worth. Consolidated Tangible Net Worth will at no time be less than $1,888,000,000.

                                    ARTICLE 6
                                    DEFAULTS

         SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

          (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest, any fees or any other amount payable hereunder within five days of the due date thereof;

          (b) the Company shall fail to observe or perform any covenant contained in Sections 5.02(b), 5.04 or 5.05;

          (c) the Borrower or the Company shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) and does not remedy the failure on or before thirty days after notice thereof has been given to the Borrower and the Company by the Agent at the request of any Bank;

          (d) any representation or warranty made (or, pursuant to Section 3.02, deemed made) by the Borrower or the Company in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

          (e) an event of default as defined in any evidence of indebtedness for borrowed money of the Company exceeding on its face $100,000,000 in principal amount (whether such indebtedness now exists or shall hereafter be created) shall have occurred, which results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable and such acceleration shall not be rescinded or annulled within 10 days of written notice of such acceleration; or

          (f) the Company or any Material Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

          (g) an involuntary case or other proceeding shall be commenced against the Company or any Material Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any Material Subsidiary under the bankruptcy or insolvency laws as now or hereafter in effect in Canada or the United States;

          (h) judgments or orders for the payment of money in excess of $300,000,000 shall be rendered against the Company or any Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 30 days, if, after such 30-day period, such continuation has a material adverse impact on the ability of the Company and the Borrower, taken together, to perform their obligations under this Agreement; or

          (i)   a Change of Control shall occur;

then, and in every such event, the Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Banks holding more than 50% of the aggregate principal amount of the Loans, by notice to the Borrower declare the Loans (together with accrued interest thereon) to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in clause 6.01(f) or 6.01(g) above with respect to the Company or the Borrower, without any notice to the Company or the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

         SECTION 6.02. Notice of Default. The Agent shall give notice to the Borrower and the Company under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.



                                    ARTICLE 7
                     THE AGENT AND THE CO-SYNDICATION AGENTS

         SECTION 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

         SECTION 7.02. Agent and Affiliates. Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Company or any Subsidiary or Affiliate of the Company as if it were not the Agent.

         SECTION 7.03. Action by Agent. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

         SECTION 7.04. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Company or the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 7.05. Liability of Agent. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower or the Company; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

         SECTION 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

         SECTION 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

         SECTION 7.08. Successor Agent. The Agent may resign at any time by giving notice thereof to the Banks, the Company and the Borrower. Upon any such resignation, the Required Banks (80%) shall have the right to appoint a successor Agent reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Required Banks (80%), and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent reasonably acceptable to the Borrower, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

         SECTION 7.09. Agent's Fee. The Company shall pay to the Agent for its own account fees in the amounts and at the times previously agreed upon in writing between the Company and the Agent.

         SECTION 7.10. Co-Syndication Agents. The Co-Syndication Agents shall have no responsibility or obligation under this Agreement in their capacity as Co-Syndication Agents.



                                    ARTICLE 8
                             CHANGE IN CIRCUMSTANCES

         SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Euro-Dollar Loan or Money Market LIBOR Loan:

          (a) the Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the London interbank market for such Interest Period, or

          (b) in the case of a Committed Borrowing, Banks having 50% or more of the aggregate amount of the Commitments advise the Agent that the Adjusted

London Interbank Offered Rate as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period,

the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans or to convert outstanding Loans into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Agent by telephone (confirmed in writing) before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, thereby revoking such Notice of Borrowing, (i) if such Fixed Rate Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

         SECTION 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law, but if not having the force of law, the compliance with which is in accordance with the general practice of Persons to whom such request or directive is addressed) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans to the Borrower and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans to the Borrower, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise materially disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

         SECTION 8.03. Increased Cost and Reduced Return. (a) If on or after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law, but if not having the force of law, the compliance with which is in accordance with the general practice of Persons to whom such request or directive is addressed) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or the London interbank market any other condition affecting its Fixed Rate Loans, its Note or its obligation to make Fixed Rate Loans (in each case other than the imposition of or increase in any reserve requirements covered by the definition of "Euro-Dollar Reserve Percentage") and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law, but if not having the force of law, the compliance with which is in accordance with the general practices of Persons to whom such request or directive is addressed) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

          (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise materially disadvantageous to such Bank. Any Bank claiming compensation under this Section shall deliver to the Borrower, as a condition to the payment of such compensation, a certificate of an officer of such Bank setting forth the additional amount or amounts to be paid to it hereunder, which certificate (x) shall contain reasonable details as to the calculation of such amount or amounts, provided that such Bank shall not be required to disclose any information it considers to be confidential, and (y) shall confirm that such amount or amounts (A) have been calculated on the same basis as the amounts then being charged by such Bank to its other similarly situated borrowers for the periods to be covered thereby, (B) are necessary to compensate such Bank for such additional cost or reduction in return and (C) are compensation for periods commencing no more than 180 days before the date on which such certificate was delivered to the Borrower, plus any period of retroactivity applicable to the relevant adoption or change. In determining such amount or amounts, such Bank may use any reasonable averaging and attribution methods. If any element of any such calculation subsequently changes, so as to change materially such amount or amounts, such Bank will submit a revised certificate promptly to the Borrower.

         SECTION 8.04. Taxes. (a) For the purposes of this Section 8.04, the following terms have the following meanings:

         "Taxes" means any and all present or future withholding taxes or similar duties, levies, imposts, deductions or charges with respect to any payment by the Borrower or the Company pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and (ii) in the case of each Bank and the Agent, any United States tax imposed on such payments but only to the extent that such Bank (or, with respect to payments to it for its own account pursuant to Section 7.09, the Agent) is subject to such United States tax at the time such Bank or the Agent (as the case may be) first becomes a party to this Agreement.

         "Other Taxes" means any present or future Canadian stamp or documentary taxes and any other Canadian excise or property taxes, or similar Canadian charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.

          (b) Any and all payments by the Borrower or the Company to or for the account of any Bank or the Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the Borrower or the Company shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or the Company shall make such deductions, (iii) the Borrower or the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower or the Company shall furnish to such Bank or the Agent (as the case may be), at its address referred to in Section 10.01, the original or a certified copy of a receipt evidencing payment thereof.

          (c) The Borrower agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted on amounts payable under this Section) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses arising from the failure of the Borrower to pay such Taxes or Other Taxes when due) arising therefrom or with respect thereto, in each case upon receipt by the Borrower of documentation reasonably satisfactory to it concerning the existence and amount of such Taxes, Other Taxes or liability. This indemnification shall be paid within 15 days after such Bank or the Agent (as the case may be) makes demand therefor.

          (d) Each Bank organized under the laws of a jurisdiction outside the

United States, on or prior to the date of its execution and delivery of this Agreement in the case of each such Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other such Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower and the Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the Agent is organized under the laws of a jurisdiction outside the United States, it shall likewise provide such a form with respect to payments of fees for its own account pursuant to Section 7.09.

          (e) For any period with respect to which a Bank or the Agent has failed to provide the Borrower with the appropriate certificate pursuant to
Section 8.04(d) (unless such failure is due to change in treaty, law or regulation occurring subsequent to the date on which such certificate originally was required to be provided), such Bank (or with respect to payments to it for its own account pursuant to Section 7.09, the Agent) shall not be entitled to indemnification under Section 8.04(b) or (c) with respect to Taxes imposed by the United States; provided that if a Bank or the Agent, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a certificate required hereunder, the Borrower shall take such steps as such Bank or the Agent shall reasonably request to assist such Bank or the Agent to recover such Taxes.

          (f) If the Borrower or the Company is required to pay additional amounts to or for the account of any Bank pursuant to this Section, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

         SECTION 8.05. Base Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Bank to make Euro-Dollar Loans to the Borrower has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

          (a) all Loans to the Borrower which would otherwise be made by such Bank as (or continued as or converted into) Euro-Dollar Loans shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks); and

          (b) after each of its Euro-Dollar Loans to the Borrower has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

         SECTION 8.06. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04, the Borrower shall have the right, with the assistance of the Agent, to seek a mutually satisfactory substitute bank or banks (which may be one or more of the Banks) to purchase the Note and assume the Commitment of such Bank, which agrees in such event to sell its Note and transfer its Commitment.

                                    ARTICLE 9
                                    GUARANTY

         SECTION 9.01. The Guaranty. The Company hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to this Agreement, and the full and punctual payment of all other amounts payable by the Borrower under this Agreement. Upon failure by the Borrower to pay punctually any such amount, the Company shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement.

         SECTION 9.02. Guaranty Unconditional. The obligations of the Company hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

         (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under this Agreement or any Note, by operation of law or otherwise;

         (ii) any modification or amendment of or supplement to this Agreement or any Note;

         (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower under this Agreement or any Note;

         (iv) any change in the corporate existence, structure or ownership of the Borrower or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any obligation of the Borrower contained in this Agreement or any Note;

         (v) the existence of any claim, set-off or other rights which the Company may have at any time against the Borrower, the Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

         (vi) any invalidity or unenforceability relating to or against the Borrower for any reason of this Agreement or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on any Note or any other amount payable by it under this Agreement; or

         (vii) any other act or omission to act or delay of any kind by the Borrower, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Company's obligations hereunder.

         SECTION 9.03. Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. The Company's obligations hereunder shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Company and the Borrower under this Agreement shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under this Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Company's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

         SECTION 9.04. Waiver by the Company. The Company irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person.

         SECTION 9.05. Subrogation. Upon making any payment hereunder, the Company shall be subrogated to the rights of the payee against the Borrower with respect to such payment; provided that the Company shall not enforce any payment by way of subrogation until the Commitments have terminated and all amounts payable under this Agreement shall have been paid in full.

         SECTION 9.06. Stay of Acceleration. In the event that acceleration of the time for payment of any amount payable by the Borrower under this Agreement or its Notes is stayed upon insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Company hereunder forthwith on demand by the Agent made at the request of the Required Banks.


                                   ARTICLE 10
                                  MISCELLANEOUS

         SECTION 10.01. Notices. Except as otherwise expressly provided herein, all notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing and, with respect to the reports and other information referred to in the next sentence, by e-mail or other electronic means) and shall be given to such party: (a) in the case of the Borrower, the Company or the Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (b) in the case of any Bank, at its address, facsimile number, telex number or e-mail address set forth in its Administrative Questionnaire or (c) in the case of any party, such other address, facsimile number, telex number or e-mail address as such party may hereafter specify for the purpose by notice to the Agent, the Borrower and the Company. All reports and other information required to be delivered to the Banks pursuant to Section 5.01(a), (b), (c), (e) or (f) may be delivered by e-mail (either as an e-mail attachment or by including an appropriate internet link to such reports or other information). Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by e-mail, when such e-mail is transmitted to the e-mail addressed specified in this Section, or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article 2 or Article 8 shall not be effective until received.

         SECTION 10.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 10.03. Expenses; Indemnification. (a) The Borrower shall pay
(i) all reasonable out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Agent, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Agent and each Bank, including (without duplication) the fees and disbursements of outside counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

          (b) The Borrower agrees to indemnify the Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened by a Person which is not a party hereto or an Affiliate of a party hereto relating to any actual, proposed or potential use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

         SECTION 10.04. Sharing of Set-offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest relating to its Committed Loans which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest relating to the Committed Loans of such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest relating to Committed Loans of the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness hereunder.

         SECTION 10.05. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower, the Company and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks,
(i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan, or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan, or any fees hereunder or for any scheduled reduction or termination of any Commitment, (iv) release the Company from its obligations under Article 9 or (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

         SECTION 10.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Borrower nor the Company may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

          (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i),
(ii), (iii) or (iv) of Section 10.05 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part (equivalent to an initial Commitment of not less than $10,000,000) of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit H hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Company, the Borrower and the Agent, which shall not be unreasonably withheld; provided that if an Assignee is an affiliate of such transferor Bank or was a Bank immediately prior to such assignment, no such consent shall be required; and provided further that such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

         SECTION 10.07. Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

         SECTION 10.08. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the Borrower and the Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Borrower and the Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         SECTION 10.09. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Agent of counterparts hereof signed by each of the Borrower, the Company, the Banks and the Agent (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

         SECTION 10.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE COMPANY, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 10.11. Confidentiality. The Agent and each Bank agree to keep confidential any information obtained by the Agent or such Bank from the Company or the Borrower to the extent such information has been stated by the Company or the Borrower to be confidential, provided that nothing herein shall prevent the Agent or any Bank from disclosing such information (i) to the Agent or any other Bank in connection with the transactions contemplated by this Agreement, (ii) to its officers, directors, employees, Affiliates, agents, attorneys and accountants who have a need to know such information in accordance with customary banking practices and who receive such information having been made aware of the restrictions set forth in this Section, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority having jurisdiction over such party, (v) which has been publicly disclosed, (vi) which has been obtained from any Person other than the Borrower and its Affiliates, provided that such Person is not known to it to be bound by a confidentiality agreement with the Company or its Affiliates or known to it to be otherwise prohibited from transmitting the information to it by a contractual, legal or fiduciary obligation or (vii) in connection with the exercise of any remedy hereunder in any judicial proceeding.

         SECTION 10.12. Termination of Existing Credit Agreements. Each of the Company, the Borrower and each of the Banks that is also a "Bank" party to the Existing Credit Agreements agrees that the "Commitments" as defined in the Existing Credit Agreements shall be terminated in their entirety on the Effective Date. Each of such Banks and Morgan Guaranty Trust Company of New York, as agent under the Existing Credit Agreements, waives (a) any requirement of notice of such termination pursuant to Section 2.09 of the Existing Credit Agreements and (b) any claim to any facility fees under the Existing Credit Agreements for any day on or after the Effective Date. Each of the Company and the Borrower (i) represents and warrants that (x) after giving effect to the preceding sentences of this Section 10.12, the commitments under the Existing Credit Agreements will be terminated effective not later than the Effective Date, and (y) no loans are, as of the date hereof, or will be, as of the Effective Date, outstanding under the Existing Credit Agreements and (ii) covenants that all accrued and unpaid facility fees and any other amounts due and payable under the Existing Credit Agreements shall have been paid on or prior to the Effective Date.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                            NORTEL NETWORKS CORPORATION,
                                               as Guarantor


                                            By  /s/ K.B. Stevenson
                                              ----------------------------------
                                              Title: Treasurer


                                            By /s/ Blair F. Morrison
                                               ---------------------------------
                                                 Title: Assistant Secretary

                                            Address: 8200 Dixie Road, Suite 100
                                            Brampton, Ontario L6T 5P6
                                            Facsimile:  (905) 863-8258
                                            Attention: Treasurer


                                            NORTEL NETWORKS INC.,
                                               as Borrower


                                            By  /s/ Robert L. Ashby
                                              ----------------------------------
                                              Title: Treasurer


                                            Address: Northern Telecom Plaza
                                            200 Athens Way
                                            Nashville, Tennessee 37228
                                            Facsimile: (615) 432-4919
                                            Attention: Treasurer

                                      BANKS

         By signing below, each Bank confirms that (x) it is organized under the laws of, or is acting through an office, branch or agency located in, the United States, or that the income receivable by it pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, or (y) it is entitled to benefits under an income tax treaty to which the United States is party which exempts such Bank from United States withholding tax.

Commitments

$14,250,000                              MORGAN GUARANTY TRUST
                                              COMPANY OF NEW YORK


                                         By  /s/ Dennis Wilczek
                                             --------------------------------
                                             Title: Associate


$21,250,000                              ABN AMRO BANK N.V.


                                         By  /s/ David C. Carrington
                                             --------------------------------
                                             Title: Group Vice President


                                         By  /s/ Frances O'R. Logan
                                             --------------------------------
                                             Title: Senior Vice President


$21,250,000                              BANK OF AMERICA, N.A.


                                         By  /s/ Jacqueline W. Ho
                                             --------------------------------
                                             Title: Vice President


$21,250,000                              CITIBANK N.A.


                                         By /s/ Henry J. Matthews
                                            --------------------------------
                                            Title: Vice President


$11,666,667                              ROYAL BANK OF CANADA


                                         By  /s/ Tom Fairbrother
                                             --------------------------------
                                             Title: Senior Account Manager


$11,666,667                              TORONTO DOMINION (TEXAS), INC.


                                         By  /s/ Ann S. Slanis
                                             --------------------------------
                                             Title: Vice President


$19,000,000                              THE BANK OF NOVA SCOTIA


                                         By  /s/ Mike House
                                             --------------------------------
                                             Title: Director


                                         By  /s/ Paul Sun
                                             --------------------------------
                                             Title: Associate


$25,333,333                              BANQUE NATIONALE DE PARIS,
                                           NEW YORK BRANCH


                                         By  /s/ Nuala Marley
                                             --------------------------------
                                             Title: Vice President


                                         By  /s/ Brian M. Foster
                                             --------------------------------
                                             Title: Vice President


$19,000,000                              THE BANK OF TOKYO-MITSUBISHI
                                           LTD., NEW YORK BRANCH


                                         By  /s/ Catherine Moeser
                                             --------------------------------
                                             Title: Attorney-in-Fact


$19,000,000                              THE CHASE MANHATTAN BANK


                                         By  /s/ Edmond DeForest
                                             --------------------------------
                                             Title: Vice President


$19,000,000                              CREDIT SUISSE FIRST BOSTON


                                         By  /s/ Chris T. Horgan
                                             --------------------------------
                                             Title: Vice President


                                         By  /s/ William S. Lutkins
                                             --------------------------------
                                             Title: Vice President


$19,000,000                              HSBC BANK USA


                                         By  /s/ Anna Yuen
                                             --------------------------------
                                             Title: Assistant Vice President


$19,000,000                              DEUTSCHE BANK AG, NEW YORK


                                         By  /s/ Virginia Mahler Cosenza
                                             --------------------------------
                                             Title: Vice President


                                         By  /s/ William W. McGinty
                                             --------------------------------
                                             Title: Director


$25,333,333                              BANK ONE, NA (CHICAGO MAIN OFFICE)


                                         By  /s/ Curtis Price
                                             --------------------------------
                                             Title: Senior Vice President



$25,333,333                              BARCLAYS BANK PLC


                                         By  /s/ Timothy C. Harrington
                                             --------------------------------
                                             Title: Director


$25,333,333                              SUNTRUST BANK


                                         By  /s/ J. Lee Lamprecht
                                             --------------------------------
                                             Title: Vice President


$25,333,333                              WESTDEUTSCHE LANDESBANK
                                           GIROZENTRALE, NEW YORK
                                           BRANCH


                                         By  /s/ Richard J. Pearse
                                             --------------------------------
                                             Title: Managing Director


                                         By  /s/ Elisabeth R. Wilds
                                             --------------------------------
                                             Title: Associate


$25,333,333                              FLEET NATIONAL BANK


                                         By  /s/ Barbara Agostini Keegan
                                             --------------------------------
                                             Title: Vice President


$8,666,670                               SOCIETE GENERALE, SOUTHWEST
                                           AGENCY


                                         By  /s/ Richard Bernal
                                             --------------------------------
                                             Title: Vice President


$16,500,000                              BANK OF MONTREAL


                                         By  /s/ Bruce A. Pietka
                                             --------------------------------
                                             Title: Director


$16,500,000                              THE INDUSTRIAL BANK OF JAPAN,
                                           LIMITED


                                         By  /s/ Minami Miura
                                             --------------------------------
                                             Title: Vice President


$15,000,000                              BANCO BILBAO VIZCAYA
                                           ARGENTARIA, S.A.


                                         By  /s/ Manuel Sanchez
                                             --------------------------------
                                             Title: Senior Vice President


                                         By  /s/ Alejandro Lorca
                                             --------------------------------
                                             Title: Vice President


$15,000,000                              ING BANK N.V.


                                         By   /s/ Alan Duffy
                                             --------------------------------
                                              Title: Vice President


                                         By   /s/ Tara Crowley
                                             --------------------------------
                                              Title: Assistant Manager,
                                                     Corporate Lending


$15,000,000                              WACHOVIA BANK, N.A.


                                         By  /s/ Fitzhugh Wickham
                                             --------------------------------
                                             Title: Vice President


$15,000,000                              BANCA COMMERCIALE ITALIANA -
                                              NEW YORK BRANCH


                                         By  /s/ E. Bermant
                                             --------------------------------
                                             Title: First Vice President/
                                                    Deputy Manager


                                         By  /s/ J. Dickerhof
                                             --------------------------------
                                             Title: Vice President


$10,333,334                              THE SUMITOMO BANK, LIMITED


                                         By  /s/ Edward D. Henderson, Jr.
                                             --------------------------------
                                             Title: Senior Vice President


$12,333,334                              BANCO SANTANDER CENTRAL
                                           HISPANO, S.A., NEW YORK BRANCH


                                         By  /s/ R.E. Schlegel
                                             --------------------------------
                                             Title: Vice President


                                         By  /s/ Claus Hertel
                                             --------------------------------
                                             Title: Vice President


$8,333,333                               DRESDNER BANK, AG (NEW YORK
                                           BRANCH)


                                         By  /s/ Brian E. Haughney
                                             --------------------------------
                                             Title: Assistant Vice President


                                         By  /s/ Laura G. Fazio
                                             --------------------------------
                                             Title: First Vice President
Total Commitments
$500,000,000


                                         ABN AMRO BANK N.V.,
                                           as Co-Syndication Agent

                                         By  /s/ David Carrington
                                             --------------------------------
                                             Title: Group Vice President

                                         By  /s/ Ann Schwalbenberg
                                             --------------------------------
                                             Title: Vice President



                                         BANK OF AMERICA, N.A.,
                                           as Co-Syndication Agent

                                         By  /s/ Jacqueline W. Ho
                                             --------------------------------
                                             Title: Vice President



                                         CITIBANK N.A.,
                                           as Co-Syndication Agent


                                         By  /s/ Henry J. Matthews
                                             --------------------------------
                                             Title: Vice President



                                         MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK,
                                           as Administrative Agent

                                         By  /s/ Dennis Wilczek
                                             --------------------------------
                                             Title: Associate
                                             Address: 60 Wall Street
                                                      New York, New York 10260
                                                      Facsimile: (212) 648-5018

                                PRICING SCHEDULE

         Each of "Euro-Dollar Margin" and "Facility Fee Rate" means, for any date, the rate set forth below in the row opposite such term and in the column corresponding to the "Pricing Level" that applies at such date:

                        Level I   Level II   Level III  Level IV   Level V
                        -------   --------  ----------  --------   -------
Euro-Dollar
Margin:
   Utilization <= 25%    0.09%     0.1175%     0.17%     0.30%      0.50%
   Utilization > 25%     0.14%     0.1675%     0.22%     0.40%      0.625%
Facility Fee
Rate                     0.06%     0.07%       0.08%     0.10%      0.125%

         For purposes of this Schedule, the following terms have the following meanings:

         "Level I Pricing" applies at any date if, at such date, the Company's long-term debt is rated AA- or higher by S&P or Aa3 or higher by Moody's.

         "Level II Pricing" applies at any date if, at such date, (i) the Company's long-term debt is rated A or higher by S&P or A2 or higher by Moody's, and (ii) Level I Pricing does not apply.

         "Level III Pricing" applies at any date if, at such date, (i) the Company's long-term debt is rated A- or higher by S&P or A3 or higher by Moody's and (ii) neither Level I Pricing nor Level II Pricing applies.

         "Level IV Pricing" applies at any date, if at such date, (i) the Company's long-term debt is rated BBB+ or higher by S&P or Baa1 by Moody's and
(ii) none of Level I Pricing, Level II Pricing or Level III Pricing applies.

         "Level V Pricing" applies at any date if, at such date, none of Level I Pricing, Level II Pricing, Level III Pricing or Level IV Pricing applies.

         "Moody's" means Moody's Investors Service, Inc.

         "Pricing Level" refers to the determination of which of Level I, Level II, Level III, Level IV or Level V applies at any date.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "Utilization" means, on any day, the percentage equivalent of a fraction, (i) the numerator of which is the aggregate outstanding principal amount of the Loans on such day, after giving effect to any borrowing or payment on such day, and (ii) the denominator of which is the aggregate amount of the Commitments on such day, after giving effect to any reduction of the Commitments on such day.

         The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party credit enhancement, and any rating assigned to any other debt security of the Company shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

                                                                EXHIBIT A - Note



                                      NOTE


                                                          New York, New York

                                                                          , 2000
                                                           ----------- --



                  For value received, NORTEL NETWORKS INC., a Delaware corporation (the "Borrower"), promises to pay to the order of
                 (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date specified therefor in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other funds immediately available at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

                  All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This note is one of the Notes referred to in the Five Year Credit Agreement dated as of April 12, 2000 among Nortel Networks, Inc., Nortel Networks Corporation, the banks and co-syndication agents parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

         The payment in full of the principal of and interest on this note has, pursuant to the provisions of the Credit Agreement, been unconditionally guaranteed by Nortel Networks Corporation.



                                                     NORTEL NETWORKS INC.



                                                     By
                                                       --------------------
                                                       Name:
                                                       Title:

                             LOANS AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------
         Amount      Type      Amount of
           of         of       Principal      Maturity        Notation
Date      Loan       Loan       Repaid          Date           Made By
-----    -------    ------    -----------     ----------      ----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          EXHIBIT B - Money Market Quote Request

                       Form of Money Market Quote Request

                                                                       [Date]


To:        Morgan Guaranty Trust Company of New York, as Administrative Agent
              (the "Agent")
From:      Nortel Networks Inc.
Re: Five Year Credit Agreement (as amended from time to time, the "Credit Agreement") dated as of April 12, 2000 among Nortel Networks Inc., Nortel Networks Corporation, the Banks and Co-Syndication Agents parties thereto and the Agent

           We hereby give notice pursuant to Section 2.03 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:
                    ------------------

Principal Amount(1)                                       Interest Period (2)
-------------------                                       -------------------
$

           Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

           Terms used herein have the meanings assigned to them in the Credit Agreement.

                                                     NORTEL NETWORKS INC.

                                                     By
                                                       ------------------------
                                                       Name:
                                                       Title:


--------
(1)  Amount must be $25,000,000 or a larger multiple of $5,000,000.

(2)  Not less than one month (LIBOR Auction) or not less than 14 days
(Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

                                  EXHIBIT C - Invitation for Money Market Quotes



                           Form of Invitation for Money Market Quotes


To:     [Name of Bank]
Re: Invitation for Money Market Quotes to Nortel Networks Corporation (the "Borrower")

           Pursuant to Section 2.03 of the Five Year Credit Agreement dated as of April 12, 2000 among Nortel Networks Inc., Nortel Networks Corporation, the Banks [and Co-Syndication Agents] parties thereto and the undersigned, as Administrative Agent, as amended from time to time, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

Date of Borrowing:
                   ------------------

Principal Amount                                          Interest Period
----------------                                          ---------------
$

           Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.] Please respond to this invitation by no later than [10:00 A.M.] [9:30 A.M.] (New York City time) on [date].

                                                MORGAN GUARANTY TRUST
                                                  COMPANY OF NEW YORK, as
                                                  Administrative Agent

                                                By
                                                  ----------------------
                                                  Authorized Officer

                                                  EXHIBIT D - Money Market Quote


                           Form of Money Market Quote

To:        Morgan Guaranty Trust Company of New York, as Administrative Agent
Re:        Money Market Quote to Nortel Networks Inc.  (the "Borrower")
           In response to your invitation on behalf of the Borrower dated , , we hereby make the following Money Market Quote on the following terms:

1.   Quoting Bank:
                  --------------------------------
2.   Person to contact at Quoting Bank:
                                        -----------------------------
3.   Date of Borrowing:                      *
                       ---------------------
4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

Principal     Interest     Money Market
Amount**      Period***    [Margin****]     [Absolute Rate*****]
--------      ---------    ------------     --------------------
$

$

     [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $ .]**

----------
* As specified in the related Invitation.
** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.

                       (notes continued on following page)

     We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Five Year Credit Agreement dated as of April 12, 2000 among Nortel Networks Inc., Nortel Networks Corporation, the Banks and Co-Syndication Agents parties thereto and yourselves, as Administrative Agent, as amended from time to time, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

                                                     Very truly yours,

                                                     [NAME OF BANK]

Dated:                                               By:
      ---------------                                   ------------------------
                                                       Authorized Officer

----------
*** Not less than one month or not less than 14 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.
**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".
***** Specify rate of interest per annum (to the nearest 1/10,000th of 1%).

                                  EXHIBIT E - Opinion of Counsel for the Company


                                   OPINION OF
                             COUNSEL FOR THE COMPANY

                                                                          , 2000
                                                         ----------------

To the Banks and the Administrative Agent
Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Administrative Agent
60 Wall Street
New York, New York 10260


Dear Sirs:

         I am Chief Legal Officer of Nortel Networks Corporation (the "Corporation") and give this opinion pursuant to Section 3.01(b) of the Five Year Credit Agreement (the "Credit Agreement") dated as of April 12, 2000 among the Corporation, Nortel Networks Inc., the banks and co-syndication agents parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent. Terms defined in the Credit Agreement are used herein as therein defined.

         I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

         In rendering this opinion, I have assumed:

         (a)  the signatures on the documents I have examined are originals; and

         (b) with respect to the valid and binding nature of the Credit Agreement and the delivery of the Credit Agreement, the laws of the State of New York are the same as the laws of Canada.

         The opinions expressed herein are subject to the following qualifications:

         (a) enforceability of the Credit Agreement may be limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally;

         (b) equitable remedies, including remedies of specific performance and injunction, may only be granted in the discretion of a court of competent jurisdiction;

         (c) the Currency Act (Canada) precludes the courts in Canada from awarding a judgment for an amount expressed in a currency other than Canadian dollars; and

         (d) any requirement to pay interest at a greater rate after than before default may not be enforceable if the same is construed by a court to constitute a penalty.

         In expressing the opinions in paragraphs 1, 2 and 3 stated below, I have relied exclusively upon the opinion of , Vice President and Assistant General Counsel, Securities and Assistant Secretary of the Corporation, dated the date hereof (the "Opinion"), a copy of which is attached hereto as Schedule
A. The opinions expressed herein are limited in scope to the matters addressed in the Opinion, and to the extent any such opinion is stated to be based on any assumption or to be given in reliance on any certificate or other document or to be subject to any limitation, qualification or exemption, the opinions expressed herein in reliance on such opinion are based upon the same assumption, are given in reliance on the same certificate or document, and are subject to the same limitation, qualification or exemption. I have reviewed the Opinion and found it to be satisfactory in form and scope to address the matter for which it has been relied upon by me herein.

         Upon the basis of the foregoing, I am of the opinion that:

         1. The Corporation is a corporation duly incorporated and validly existing under the laws of Canada and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, the absence of which would have a material adverse effect on the ability of the Corporation to perform its obligations under the Credit Agreement.

         2. The execution, delivery and performance by the Corporation of the Credit Agreement (i) are within the Corporation's corporate powers and have been duly authorized by all necessary corporate action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official, and
(iii) do not contravene any provision of applicable law or regulation or any provision of the certificate of incorporation or by-laws of the Corporation or any contractual restriction, order, decree or other instrument binding upon the Corporation or any of its Subsidiaries, except in the case of (ii) and (iii) above, any such action, filing or contravention which would not have a material adverse effect on the ability of the Corporation to perform its obligations under the Credit Agreement.

         3. The Credit Agreement constitutes a valid and binding agreement of the Corporation, enforceable in accordance with its terms.

         4. To the best of my knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Corporation or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could have a material adverse effect on the ability of the Corporation to perform its obligations under the Credit Agreement, or which in any manner draws into question the validity of the Credit Agreement.


                                               Yours truly,

                                               Nicholas J. DeRoma
                                               Chief Legal Officer

                                                                      Schedule A
Nortel Networks Corporation
8200 Dixie Road, Suite 100
Dept. 0019, GMS 036/NO/172
Brampton, Ontario Canada L6T 5P6
Tel:
Fax:
E-mail:
www.nortelnetworks.com


April   , 2000


Mr. N.J. DeRoma
Chief Legal Officer
Nortel Networks Corporation
8200 Dixie Road, Suite 100
Brampton, Ontario
L6T 5P6

Dear Sir:

I am of Nortel Networks Corporation (the "Corporation"). I understand that you will rely on this opinion letter in connection with the delivery of your opinion pursuant to Section 3.01(b) of the Credit Agreement dated as of April 12, 2000 among the Corporation, Nortel Networks Inc., the banks (the "Banks") and co-syndication agents parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein as therein defined.

I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

In rendering this opinion, I have assumed:

(a)      the signatures on the documents I have examined are originals; and

(b) with respect to the valid and binding nature of the Credit Agreement and the delivery of the Credit Agreement, the laws of the State of New York are the same as the laws of Canada.

I am qualified to practice law solely in the Province of Ontario, Canada and express no opinion as to any laws or matters governed by any laws other than the laws of the Province of Ontario and the federal laws of Canada applicable therein.

The opinions expressed herein are subject to the following qualifications:

(a) enforceability of the Credit Agreement may be limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally;

(b) equitable remedies, including remedies of specific performance and injunction, may only be granted in the discretion of a court of competent jurisdiction;

(c) the Currency Act (Canada) precludes the courts in Canada from awarding a judgment for an amount expressed in a currency other than Canadian dollars; and

(d) any requirement to pay interest at a greater rate after than before default may not be enforceable if the same is construed by a court to constitute a penalty.

Upon the basis of the foregoing, I am of the opinion that:

(a) the Corporation is a corporation duly incorporated and validly existing under the laws of Canada and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, the absence of which would have a material adverse effect on the ability of the Corporation to perform its obligations under the Credit Agreement;

(b)      the execution, delivery and performance by the Corporation of the

         Credit Agreement (i) are within the Corporation's corporate powers and have been duly authorized by all necessary corporate action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official, and (iii) do not contravene any provision of applicable law or regulation or any provision of the certificate of incorporation or by-laws of the Corporation or any contractual restriction, order, decree or other instrument binding upon the Corporation or any of its Subsidiaries, except in the case of (ii) and
         (iii) above, any such action, filing or contravention which would not have a material adverse effect on the ability of the Corporation to perform its obligations under the Credit Agreement;

(c) the Credit Agreement constitutes a valid and binding agreement of the Corporation, enforceable in accordance with its terms; and

(d) to be best of my knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Corporation or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could have a material adverse effect on the ability of the Corporation to perform its obligations under the Credit Agreement, or which in any manner would draw into question the validity of the Credit Agreement.

This opinion is furnished solely for your benefit in connection with the aforementioned delivery of your opinion letter (including as an attachment to your opinion) in connection with the Credit Agreement and is not to be used, circulated or quoted or otherwise referred to for any other purpose.

                                            Yours truly,

                                EXHIBIT F  - Opinion of Counsel for the Borrower



                                   OPINION OF
                           COUNSEL FOR NORTEL NETWORKS


                                                                          , 2000
                                                            ----------  --

To the Banks and the Agent
Referred to Below
c/o Morgan Guaranty Trust Company
of New York, as Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

         I am [Associate] General Counsel of Nortel Networks Inc. (the "Borrower") and give this opinion pursuant to Section 3.01(b) of the Five Year Credit Agreement (the "Credit Agreement") dated as of April 12, 2000 among Nortel Networks Corporation (the "Company"), the Borrower, the banks and co-agents parties thereto and Morgan Guaranty Trust Company of New York, as Agent. Terms defined in the Credit Agreement are used herein as therein defined.

         I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

         The opinions expressed herein are subject to the following qualifications:

                  (a) enforceability of the Credit Agreement and the Notes may be limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally; and

                  (b) equitable remedies, including remedies of specific performance and injunction, may only be granted in the discretion of a court of competent jurisdiction. Upon the basis of the foregoing, I am of the opinion that:

         1. The Borrower is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Delaware, and is a wholly owned Consolidated Subsidiary of the Company. It has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted the absence of which would have a material adverse impact on the ability of the Borrower to perform its obligations under the Credit Agreement and the Notes.

         2. The execution, delivery and performance by the Borrower of the Credit Agreement and its Notes (i) are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official and (iii) do not contravene any provision of applicable law or regulation or any provision of the certificate of incorporation or by-laws of the Borrower or of any contractual restriction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, except, in the case of (ii) and (iii) above, any such action, filing or contravention which would not have a material adverse effect on the ability of the Borrower to perform its obligations under the Credit Agreement and the Notes.

         3. The Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms.

                                            Very truly yours,

                                            [Name]
                                            [Associate] General Counsel

             EXHIBIT G - Opinion of Special Counsel for the Administrative Agent


                                   OPINION OF
                     DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                          FOR THE ADMINISTRATIVE AGENT


                 , 2000
----------------

To the Banks and the Agent
Referred to Below
c/o Morgan Guaranty Trust Company,
   as Administrative Agent
60 Wall Street
New York, New York 10260

Dear Sirs:

         We have participated in the preparation of the Five Year Credit Agreement (the "Credit Agreement") dated as of April 12, 2000 among Nortel Networks Corporation (the "Company"), Nortel Networks Inc. (the "Borrower"), the banks (the "Banks") and Co-Syndication Agents parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(c) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, we are of the opinion that, assuming that the execution, delivery and performance by each of the Company and the Borrower of the Credit Agreement and the execution, delivery and performance by the Borrower of the Notes are within such Person's corporate powers and have been duly authorized by all necessary corporate action, the Credit Agreement constitutes a valid and binding agreement of each such Person and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

         We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                            Very truly yours,

                                 EXHIBIT H - Assignment and Assumption Agreement



                       ASSIGNMENT AND ASSUMPTION AGREEMENT



         AGREEMENT dated as of           ,          among [NAME OF ASSIGNOR]
(the "Assignor"), [NAME OF ASSIGNEE] (the "Assignee"), [NORTEL NETWORKS CORPORATION (the "Company"), NORTEL NETWORKS INC. ("NNI") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Agent")].

         WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Five Year Credit Agreement dated as of April 12, 2000 among the Company, NNI the Assignor and the other Banks and Co-Syndication Agents party thereto, and the Agent (as amended from time to time, the "Credit Agreement");

         [WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Committed Loans to NNI in an aggregate principal amount at
any time outstanding not to exceed $             ;]

         WHEREAS, Committed Loans made to NNI by the Assignor under the Credit
Agreement in the aggregate principal amount of $          are outstanding at
the date hereof; and

         WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its
[Commitment thereunder in an amount equal to $                (the "Assigned
Amount"), together with a corresponding portion of its outstanding Committed Loans,] [outstanding Committed Loans in an aggregate principal amount equal to
$            (the "Assigned Amount")](1) and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

--------
(1)  Use second variation if Commitments have terminated.

         SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

         SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, [the Company, NNI and the Agent] and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with [a Commitment] [outstanding Committed Loans](1) in an amount equal to the Assigned Amount, and (ii) the [Commitment] [outstanding Committed Loans](1) of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

         SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them. It is understood that facility fees accrued to the date hereof with respect to the Assigned Amount are for the account of the Assignor and such fees accruing from and including the date hereof with respect to the Assigned Amount are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

         [SECTION 4. Consent of the Company, NNI and the Agent. This Agreement is conditioned upon the consent of the Company, NNI and the Agent pursuant to
Section 10.06(c) of the Credit Agreement. The execution of this Agreement by the Company, NNI and the Agent is evidence of this consent. Pursuant to Section 10.06(c), NNI agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.]

--------
(1)  Use second variation if Commitments have terminated.


         SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of NNI or the Company, or the validity and enforceability of the obligations of NNI or the Company in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of NNI and the Company.

         SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                            [NAME OF ASSIGNOR]

                                            By
                                              -------------------------
                                              Name:
                                              Title:


                                            [NAME OF ASSIGNEE]

                                            By
                                              -------------------------
                                              Name:
                                              Title:


                                            [NORTEL NETWORKS CORPORATION

                                             By
                                              -------------------------
                                              Name:
                                              Title:

                                            By
                                              -------------------------
                                              Name:
                                              Title:


                                            NORTEL NETWORKS INC.

                                             By
                                              -------------------------
                                              Name:
                                              Title:


                                            MORGAN GUARANTY TRUST
                                                 COMPANY OF NEW YORK, as
                                                 Administrative Agent
                                            By
                                              -------------------------
                                              Name:
                                              Title:              ](2)
--------
(2)  omit if consents not required

                                                 EXHIBIT I - Extension Agreement


                               EXTENSION AGREEMENT



Nortel Networks Corporation
[address]

Nortel Networks Inc.
[address]

Morgan Guaranty Trust Company
of New York,
as Administrative Agent
under the Credit Agreement
referred to below
60 Wall Street
New York, New York10260

Gentlemen:

         The undersigned hereby agree to extend, effective [Extension Date], the Termination Date of each Bank listed herein under the Five Year Credit Agreement dated as of April 12, 2000 among Nortel Networks Inc., Nortel Networks Corporation, the Banks and Co-Syndication Agents parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Credit Agreement") for one year to [date to which the Termination Date is extended]. Terms defined in the Credit Agreement are used herein as therein defined.

         This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

                                                 [BANKS]


                                                 By
                                                   -------------------------
                                                   Name:
                                                   Title:


Agreed and accepted:


NORTEL NETWORKS INC.


By
  ----------------------------
  Name:
  Title:


By
  ----------------------------
  Name:
  Title:


NORTEL NETWORKS INC.


By
  ----------------------------
  Name:
  Title:


MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent


By
  ----------------------------
  Name:
  Title: